702 King Farm Blvd., Suite 200

Rockville, Maryland 20850

RYDEX VARIABLE TRUST

Multi-Hedge Strategies Fund

Supplement dated March 31, 2022 to the currently effective Summary Prospectus for the Multi-Hedge Strategies Fund.

This supplement provides new and additional information beyond that contained in the Summary Prospectus and should be read in conjunction with the Summary Prospectus.

Effective immediately, Mr. Adrian Bachman is added to the portfolio management team for the Multi-Hedge Strategies Fund (the “Fund”). Mr. Bachman joins Messrs. Michael P. Byrum and Ryan A. Harder as a portfolio manager of the Fund. Therefore, effective immediately, the following information for Mr. Bachman is added under the heading “Portfolio Managers.”

  Mr. Adrian Bachman, CFA, Director and Portfolio Manager. Mr. Bachman has most recently been associated with the Advisor since 2014. Mr. Bachman also was associated with the Advisor for an eleven-year period prior to 2008.

Please retain this supplement for future reference.

SUMVTMH-SUP-0322x0522